Exhibit 10.39

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of December 17, 2024 (this “Amendment”) to the Credit Agreement, dated as of January 29, 2020, among Buzz BidCo L.L.C., a Delaware limited liability company (“Holdings”), Buzz Finco L.L.C., a Delaware limited liability company (and successor by merger to Worldwide Vision Limited, the “Borrower”), the other Guarantors party thereto from time to time, the lenders party thereto from time to time and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and an L/C Issuer (as amended by Amendment No. 1, dated as of October 19, 2020, Amendment No. 2, dated as of March 20, 2023, and as further amended, restated, amended and restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, in accordance with Section 10.01 of the Credit Agreement, the Borrowers have requested, and the Lenders party hereto, constituting all “Revolving Credit Lenders” have agreed, to amend the Credit Agreement as set forth in Article I hereof;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Amendment

The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Article III hereof, hereby amended as follows:

A.
Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (ii) of the definition of “Maturity Date” in its entirety as follows:

“(ii) with respect to the Revolving Credit Commitments, the date that is eighteen (18) months after the Amendment No. 3 Effective Date,”

B.
Section 1.01 of the Credit Agreement is hereby amended to include the following definition in appropriate alphabetical order:

““Amendment No. 3 Effective Date” means December 17, 2024.”

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Amendment No. 3 Effective Date, to the Administrative Agent and each of the Lenders party hereto that:

A.
This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.
B.
The representations and warranties of each Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, this Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects as so qualified) on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
C.
At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions is satisfied:

A.
the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment from each Loan Party and the Lenders party hereto, constituting all Revolving Credit Lenders as of the date hereof;
B.
the Administrative Agent (or its counsel) shall have received a legal opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties;
C.
the Administrative Agent (or its counsel) shall have received such certificates of good standing (or certificates of compliance) (in each case to the extent such concept exists) from the applicable secretary of state (or other Governmental Authority) of the jurisdiction of incorporation or organization of each Loan Party (the “Good Standing Certificates”), certificates of resolutions or other action (including board resolutions), incumbency certificates, certificates of incorporation and/or other certificates of a Responsible Officer of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; provided that in lieu of such documents or agreements, other than the Good Standing Certificates, referred to above, such certificate may certify that (i) the resolutions adopted by the board of directors (or similar governing body) of such Loan Party and attached to the secretary’s certificate of such Loan Party delivered on the Closing Date have not been modified, rescinded or amended and are in full force and effect as of the Amendment No. 3 Effective Date, (ii) since the Closing Date there have been no changes to the Organizational Documents of such Loan Party (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (iii) no changes have been made to the incumbency certificate of the officers of such Loan Party delivered on the Closing Date by such Loan Party;
D.
the Borrower shall have paid all fees and expenses due to the Administrative Agent required to be paid on the Amendment No. 3 Effective Date, and (in the case of expenses) invoiced at least three Business Days before the Amendment No. 3 Effective Date (except as otherwise reasonably agreed by the Borrower;
E.
the Borrower shall have paid (or caused to be paid) to the Administrative Agent, for the account of each Revolving Credit Lender party hereto (ratably in accordance with each such Revolving Credit Lender’s Revolving Credit Commitment as of the Amendment No. 3 Effective Date), a consent fee equal to 0.075% of the Revolving Credit Commitment of each such Revolving Credit Lender as of the Amendment No. 3 Effective Date; and
F.
the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer, dated the Amendment No. 3 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of the Amendment No. 3 Effective Date to clauses (B) and (C) of Article II above.

ARTICLE IV

Further Acknowledgments

Each Guarantor acknowledges and agrees to each of the provisions of this Amendment. Each Guarantor acknowledges and agrees that the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect.

ARTICLE V

Miscellaneous

A.
Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Amendment No. 3 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B.
No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Amendment No. 3 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.
C.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Credit Agreement).
D.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.
E.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
F.
Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
G.
Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

BUZZ FINCO L.L.C., as Borrower
By:	/s/ Anuradha Subramanian
Name: Anuradha Subramanian
Title: Chief Financial Officer
BUZZ BIDCO L.L.C., as Holdings
By:	/s/ Anuradha Subramanian
Name: Anuradha Subramanian
Title: Chief Financial Officer

[Signature Page – Amendment No. 3]

AMI HOLDINGS LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director
BADOO LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director
BADOO PARTNERCO LLC, as a Guarantor
By:	/s/ Anuradha Subramanian
Name: Anuradha Subramanian
Title: Chief Financial Officer
BADOO TRADING LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director
BUMBLE HOLDING LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director

[Signature Page – Amendment No. 3]

BUMBLE IP HOLDCO LLC, as a Guarantor

By:	/s/ Anuradha Subramanian
Name: Anuradha Subramanian
Title: Chief Financial Officer
BUMBLE MARKETING HOLDCO LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director
BUMBLE TRADING llc, as a Guarantor
By:	/s/ Anuradha Subramanian
Name: Anuradha Subramanian
Title: Chief Financial Officer
CHAPPY LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director
OR NOT LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director

[Signature Page – Amendment No. 3]

SOCIAL ONLINE PAYMENTS INTERNATIONAL LIMITED, as a Guarantor
By:	/s/ Richard Cohen
Name: Richard Cohen
Title: Director
SOCIAL ONLINE PAYMENTS llc, as a Guarantor
/s/ Richard Cohen
Name: Richard Cohen
Title: Manager
STUDIO PROJECTS llc, as a Guarantor
/s/ Anuradha Subramanian
Name: Anuradha Subramanian
Title: Chief Financial Officer
WETREND MEDIA LTD, as a Guarantor
/s/ Richard Cohen
Name: Richard Cohen
Title: Director

[Signature Page – Amendment No. 3]

CITIBANK N.A., as Administrative Agent, Revolving Credit Lender, Swing Line Lender and an L/C Issuer
By:	/s/ Carmen-Christina Kelleher
Name: Carmen-Christina Kelleher
Title: Vice President

[Signature Page – Amendment No. 3]

BARCLAYS BANK PLC, as a Revolving Credit Lender
By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Director

HSBC BANK PLC, as a Revolving Credit Lender
By:	/s/ James Steele
Name: James Steele
Title: Relationship Manager

ROYAL BANK OF CANADA, as a Revolving Credit Lender
By:	/s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Credit Lender
By:	/s/ Paul Dellova
Name: Paul Dellova
Title: Managing Director

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender
By:	/s/ Dan Starr
Name: Dan Starr
Title: Authorized Signatory

[Signature Page – Amendment No. 3]